SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) May 31, 2001
                                                          ----------------------

         ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2001 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-Through Certificates, Series 2001-2)


                          ABN AMRO Mortgage Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


     333-85443-08                                            363886007
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)



         181 West Madison Street
         Chicago, Illinois                                     60602
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                    (Zip Code)


                                  248-643-2530
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Description of the Certificates and the Pooled Securities.

         On May 25, 2001, a single series of certificates, entitled ABN AMRO Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2001-2 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of May 1, 2001, among ABN AMRO Mortgage Corporation as depositor (the "Depositor"), ABN AMRO Mortgage Group, Inc., as servicer and The Chase Manhattan Bank as trustee. The Certificates consist of fourteen classes identified as the "Class A-1 Certificates", the
"Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates", the "Class A-5 Certificates", the "Class A-P Certificates", the "Class A-X Certificates", the "Class M Certificates", the "Class B-1 Certificates", the "Class B-2 Certificates", the "Class B-3 Certificates", the "Class B-4 Certificates", the "Class B-5 Certificates" and the "Class R Certificate", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one-to four-unit residential first mortgage loans (the "Mortgage Loans"), having as of the close of business on May 1, 2001 (the "Cut-off Date"), an aggregate principal balance of approximately $223,423,175 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from ABN AMRO Mortgage Group, Inc. ("AAMGI") pursuant to a Mortgage Loan Purchase Agreement (the "AAMGI Mortgage Loan Purchase Agreement") dated May 25, 2001, between AAMGI as seller and the Depositor as purchaser. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-P, Class A-X, Class M, Class B-1, Class B-2 and Class R Certificates were publicly offered, as described in a Prospectus, dated October 12, 1999, and a Prospectus Supplement, dated May 24, 2001, pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated May 24, 2001, among the Depositor, ABN AMRO North America, Inc. ("AANA"), Bear, Stearns & Co. Inc. ("Bear Stearns") and ABN AMRO
Incorporated ("AAI") (Bear Stearns and AAI being referred to herein, collectively, as the "Underwriters") and the Terms Agreement (the "Terms Agreement") dated May 24, 2001, among the Depositor, AANA and the Underwriters. The Depositor sold the Class B-3, Class B-4 and Class B-5 Certificates to Bear Stearns as initial purchaser (in such capacity, the "Initial Purchaser") pursuant to a purchase agreement dated May 25, 2001, among the Depositor, AANA and the Initial Purchaser.

         On May 31, 2001, the Depositor, ABN AMRO Mortgage Group, Inc., as servicer and The Chase Manhattan Bank as trustee entered into the Amended and Restated Pooling and Servicing Agreement (the "Amended and Restated Pooling and Servicing Agreement"), attached hereto as exhibit 4.1/A, in order to change certain provisions of the Pooling and Servicing Agreement with the consent of not less than 50% of the Trust Fund and, with respect to the payments received on the Mortgage Loans which are required to be distributed in respect of the Class A-1 Certificates and Class A-2 Certificates, with the consent of the Class A-1 Certificateholders and the Class A-2 Certificateholders.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Amended and Restated Pooling and Servicing Agreement.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits

Exhibit
  No.             Document Description
-------           --------------------

4.1/A Amended and Restated Pooling and Servicing Agreement, dated as of May 31, 2001, among ABN AMRO Mortgage Corporation as depositor, ABN AMRO Mortgage Group, Inc., as servicer and The Chase Manhattan Bank as trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ABN AMRO MORTGAGE CORPORATION

                                             (Registrant)




Dated: May __, 2001                  By:   /s/   Maria Fregosi
                                         ---------------------------------------
                                         Name:  Maria Fregosi
                                         Title: First Vice-President

                                INDEX TO EXHIBITS



Exhibit
  No.             Document Description
--------          --------------------

4.1/A Amended and Restated Pooling and Servicing Agreement, dated as of May 31, 2001, among ABN AMRO Mortgage Corporation as depositor, ABN AMRO Mortgage Group, Inc., as servicer and The Chase Manhattan Bank as trustee.

                                  EXHIBIT 4.1/A
              Amended and Restated Pooling and Servicing Agreement